Consent of Independent Auditors

                    The Board of Directors and Shareholders
                            Aetna Series Fund, Inc.


We  consent  to the  use of our  reports  dated  December  11,  1998  and to the references  to  our  firm  under  the  captions  "Financial  Highlights" in  the prospectuses and "Independent Auditors" in the statements of additional information, incorporated herein by reference.

                                        /s/ KPMG LLP
                                        -------------
                                            KPMG LLP

Hartford, Connecticut
October 6, 1999